UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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ZYNEX, INC.

(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 2, 2020

Dear Stockholder,

I am pleased to extend this invitation to attend the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Zynex, Inc. to be held at 9:00 a.m., local time, on May 20, 2020, at the Company’s corporate headquarters at 9555 Maroon Circle, Englewood, Colorado 80112. The attached notice of Annual Meeting and proxy statement describe the matters to be presented at the Annual Meeting and provide information about us that you should consider when you vote your shares.

The principal business of the meeting will be (i) to elect as directors the nominees named in the proxy statement to serve until the 2021 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until the earlier of their resignation or removal, (ii) to conduct an advisory vote on the compensation of our named executive officers (Say-on-Pay), (iii) to conduct an advisory vote as to the frequency of the vote on the compensation of our named executive officers, to be conducted every year, every two years or every three years (Say-on-Pay Frequency), (iv) to ratify the selection of Plante & Moran, PLLC as our independent public accountant for the fiscal year ending December 31, 2020, and (v) to consider and transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, when you have finished reading the proxy statement, you are urged to complete, sign, date and return the enclosed proxy card, or respond via Internet or telephone, promptly in accordance with the instructions set forth on the proxy card. This will ensure your proper representation at the Annual Meeting, whether or not you can attend.

Best regards,

Thomas Sandgaard
Chairman, President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 20, 2020

To the Stockholders of Zynex, Inc.:

You are invited to attend the Annual Meeting of Stockholders of Zynex, Inc. which will be held at 9:00 a.m. local time at 9555 Maroon Circle, Englewood, Colorado 80112, on Wednesday, May 20, 2020.

At the Annual Meeting, you will be asked to act on the following matters:

1.	to elect as directors the four nominees named in the Proxy Statement as directors;

2.	to conduct an advisory vote on the compensation of our named executive officers (Say-on-Pay);

3.	to conduct an advisory vote on the frequency of the vote on the compensation of our named executive officers, to be held every year, every two years or every three years (Say-on-Pay Frequency);

4.	to ratify the selection of Plante & Moran, PLLC as our independent registered public accounting firm to audit the consolidated financial statements of Zynex, Inc. for our fiscal year ending December 31, 2020; and

5.	to consider and transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

The Proxy Statement accompanying this Notice describes these items more fully.

Only holders of record of shares of our common stock at the close of business on March 23, 2020 are entitled to vote at the Annual Meeting or any postponements or adjournments of the meeting.

YOUR VOTE IS IMPORTANT. PLEASE READ THE PROXY STATEMENT AND VOTE BY FOLLOWING THE VOTING INSTRUCTIONS SENT TO YOU.

Dated: April 2, 2020	By Order of the Board of Directors of Zynex, Inc.

Sincerely,

Thomas Sandgaard
Chairman, President, and Chief Executive Officer

9555 Maroon Circle

Englewood, Colorado 80112

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

May 20, 2020

This proxy statement contains information related to the Annual Meeting of Stockholders of Zynex, Inc. which will be held at 9:00 a.m. local time at 9555 Maroon Circle, Englewood, Colorado 80112, on Wednesday, May 20, 2020, and any postponements or adjournments of the meeting. We first mailed, or made available on the Internet, these proxy materials to stockholders on or about April 2, 2020. In this proxy statement, "Company," "Zynex," "we," "us," and "our" each refer to Zynex, Inc. and its subsidiaries.

ABOUT THE PROXY MATERIALS

We are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. By doing so, we save costs and reduce the environmental impact of our Annual Meeting. This proxy is being solicited by the Board of Directors, and the cost of solicitation of the proxies will be paid by Zynex. Our officers, directors and regular employees, without additional compensation, also may solicit proxies by further mailing, by telephone or personal conversations. We have no plans to retain any firms or otherwise incur any extraordinary expense in connection with the solicitation.

The proxy materials include our proxy statement for the Annual Meeting and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

We are sending a Notice of Internet Availability of Proxy Materials (the "Notice") to all stockholders of record on April 10,  2020. All stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice (https://www.colonialstock.com/zynex2020), or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

The Notice will provide you with instructions regarding how to:

•	View our proxy materials for the Annual Meeting on the Internet; and

•	Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual stockholders’ meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

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Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card or vote by proxy on the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted. You may vote in person at the Annual Meeting only if you bring a form of personal picture identification with you. You may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

•	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•	To vote on the Internet, go to www.colonialstock.com/zynex2020 to complete an electronic proxy card. You will be asked to provide the eleven-digit number beneath the account number on the enclosed proxy card. Your vote must be received by 7:00 p.m., Eastern Daylight Time on May 19, 2020 to be counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received instructions for granting proxies with these proxy materials from that organization rather than from the Company. A number of brokers and banks participate in a program provided through Broadridge Financial Services which enables beneficial holders to grant proxies to vote shares via telephone or the Internet. If your shares are held by a broker or bank that participates in the Broadridge program, you may grant a proxy to vote those shares telephonically by calling the telephone number on the instructions received from your broker or bank, or via the Internet at Broadridge’s website at www.proxyvote.com. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

What You Are Voting On

At the Annual Meeting, there are four matters scheduled for a vote of the stockholders:

•	Election of Directors. Election of Thomas Sandgaard, Barry D. Michaels, Michael Cress and Joshua R. Disbrow as members to the Company’s Board of Directors to serve until the 2021 annual meeting of stockholders or until their successors have been duly elected and qualified or until their earlier resignation or removal;

•	Advisory Vote on Executive Compensation. Advisory approval in a non-binding vote of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement, or "Say-on-Pay." Even though your vote is advisory and, therefore, will not be binding on the Company, the Board’s Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation;

•	Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation. Advisory vote on the frequency of the vote on the compensation of the Company’s named executive officers, or "Say-on-Pay Frequency." Even though your vote is advisory and, therefore, will not be binding on the Company, the Board will review the voting results and take them into consideration when making future decisions regarding the frequency of the advisory vote on executive compensation; and

•	Ratification of the Appointment of Independent Registered Public Accounting Firm. Ratification of the appointment of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2020.

You may vote "For All" the nominees to the Board of Directors, “Withhold All” or you may vote “For All Except” the nominee you specify. For the advisory vote on the frequency of the vote on the compensation of our named executive officers, you may vote on the preferred frequency by choosing the option of "one year, "two years," "three years" or abstaining from voting. For the other matters to be voted on, you may vote "For" or "Against" or abstain from voting. If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

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Quorum and Required Votes

Only holders of record of shares of Zynex’ common stock at the close of business on March 23, 2020, the record date, are entitled to vote at the Annual Meeting or any postponements or adjournments of the meeting. As of the record date, Zynex had 33,176,832 shares of common stock outstanding.

The presence at the meeting of a majority of the outstanding shares, in person or by proxy relating to any matter to be acted upon at the meeting, is necessary to constitute a quorum for the meeting. Each outstanding share of common stock is entitled to one vote.

Proxies marked "Abstain" and broker "non-votes" will be treated as shares that are present for purposes of determining the presence of a quorum. An "abstention" occurs when a stockholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. A broker non-vote occurs when a broker or other nominee who holds shares for another person does not vote on a particular proposal because that holder does not have the discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares; as a result, the broker or other nominee is unable to vote those uninstructed shares. Abstentions and broker non-votes, while included for quorum purposes, will not be counted as votes "cast" for or against any proposal.

The following table summarizes the votes required for passage of each proposal and the effect of abstentions and uninstructed shares held by brokers. Please note that brokers may not vote your shares on the election of directors or any other non-routine matters (Proposals 2 and 3) if you have not given your broker specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your vote can be counted.

Proposal Number	Description	Votes Required for Approval	Abstentions	Uninstructed Shares
1	Election of Directors	Nominees receiving highest number of votes FOR	Not voted	Not voted
2	Advisory vote on executive compensation ("Say-on-Pay")	Majority of shares cast	Not voted	Not voted
3	Advisory vote on frequency of Say-on-Pay	Majority of shares cast	Not voted	Not voted
4	Ratification of Independent Registered Public Accounting Firm	Majority of votes cast	Not voted	Discretionary vote – brokers may vote

Recommendation of Board of Directors

Unless you instruct otherwise on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. Specifically, the Board’s recommendations are as follows:

•	FOR the election of each of the four nominees for director;

•	FOR the approval, on a non-binding, advisory basis, of the compensation paid to our named executive officers;

•	To hold an advisory vote on executive compensation every 3 years; and

•	FOR the ratification of the selection of Plante & Moran, PLLC as our independent registered public accounting firm to audit the consolidated financial statements of Zynex for our fiscal year ending December 31, 2020.

The proxy holders will vote as recommended by the Board of Directors with respect to any other matter that properly comes before the Annual Meeting, including any postponements or adjournments thereof. If the Board of Directors on any such matter gives no recommendation, the proxy holders will vote in their own discretion.

Revocation of Proxies

After you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of Zynex either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Annual Meeting in person and request to recast your vote. Attendance at the Annual Meeting will not, by itself, revoke a previously granted proxy.

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Householding

To reduce costs and reduce the environmental impact of our Annual Meeting a single proxy statement and annual report, along with individual proxy cards or individual Notices of Internet Availability, will be delivered in one envelope to certain stockholders having the same last name and address and to individuals with more than one account registered at our transfer agent with the same address. This process, which is commonly referred to as "householding," potentially means extra convenience for security holders and cost savings for Zynex. Once you have received notice from your broker or us that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker, or direct your written request to Zynex, Inc., Daniel Moorhead, Chief Financial Officer, 9555 Maroon Circle, Englewood, Colorado 80112, or contact Daniel Moorhead at (866) 940-7030.

Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request "householding" of their communications should contact their broker.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Procedures and Tabulation of Votes

Our inspector of election will tabulate votes cast by proxy or in person at the Annual Meeting. We will also report the results in a current report on Form 8-K filed with the Securities and Exchange Commission ("SEC") within four business days of the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board currently consists of four members. The Nominating and Governance Committee and the Board seek, and the Board is comprised of, individuals whose characteristics, skills, expertise, and experience complement those of other Board members. The Nominating and Governance Committee and Board have unanimously approved the recommended slate of four directors.

The following table shows the Company’s nominees for election to the Board. Each nominee, if elected, will serve until the next annual meeting of stockholders or until a successor is duly elected and qualified, or until his earlier resignation or removal. All nominees are members of the present Board of Directors. We have no reason to believe that any of the nominees is unable or will decline to serve as a director if elected. Unless otherwise indicated by the stockholder, the accompanying proxy will be voted for the election of the four persons named under the heading “Nominees for Directors.” Although the Company knows of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee.

Nominees for Director

Name of Nominee	Age	Principal Position	Director Since
Thomas Sandgaard	61	President, Chief Executive Officer, and Chairman	1996
Barry D. Michaels	70	Director	2018
Michael Cress	62	Director	2018
Joshua R. Disbrow	45	Director	2018

Required Vote and Recommendation of the Board of Directors

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, "FOR" the election of the nominees named below.

We have set out below biographical and professional information about each of the nominees, along with a brief discussion of the experience, qualifications, and skills that the Board considered important in concluding that the individual should serve as a current director and as a nominee for re-election as a member of our Board.

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Thomas Sandgaard, age 61, founded the Company in 1996 after a successful European-based career in the semiconductor, telecommunications and medical equipment industries with ITT, Siemens and Philips Telecom. Mr. Sandgaard has been our President, CEO and Chairman since 1996.  Prior to the appointments of Messrs. Michaels and Cress, Mr. Sandgaard was and had been our only member of the board of directors. Mr. Sandgaard held middle and senior management positions in the areas of international sales and distribution, technology transfers, mergers and acquisitions and marketing. Mr. Sandgaard holds a degree in electronics engineering from the University of Southern Denmark and an MBA from Copenhagen Business School. Mr. Sandgaard currently does not hold, and has not held in the past five years, directorships with any company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

Mr. Sandgaard is qualified to serve as a member of our Board of Directors based on his historical knowledge of the Company and its products, as its Founder.

Barry D. Michaels, age 70, is a retired senior executive with both general and financial management experience in emerging growth companies. Mr. Michaels has more than 35 years of financial and general management experience in the medical device and biotechnology industries with industry leaders including Medtronic, Johnson and Johnson, and Baxter Healthcare. Mr. Michaels served as Chief Financial Officer of three private and four publicly traded companies including Cardima, Inc., Lipid Sciences, Inc., ICN Biomedicals, Inc., IntraTherapeutics, Inc., VIA Medical, and Webster Laboratories. In addition, he served as President of a Johnson and Johnson division and acting Chief Executive Officer of Lipid Sciences, Inc. He has raised nearly $800 million in capital within public and private market environments, has taken two companies public, and has led three private companies to favorable liquidity events. He has also served as an independent consultant to medical device and biotechnology companies since 1997 leveraging his strong mix of organizational, operational, and financial management skills to advise senior management and directors. During his tenure in executive management Mr. Michaels added over 1,100 jobs to the economy and increased shareholder value by more than $2 billion. Mr. Michaels holds a BA in Audiology and an MBA in Finance from San Diego State University and is a graduate of the Executive Program at the University of California, Los Angeles. In addition, he has completed the UCLA Director’s Education Program certification exam and has served as Corporate Secretary to three publicly traded companies.

Mr. Michaels is qualified to serve as a director, because of his years of experience serving as an executive of both private and public companies. Mr. Michaels brings to the board senior-level management experience with deep knowledge of the medical device industry. Mr. Michaels also served as CFO for a Nasdaq listed medical company and brings significant public company experience to the Board where he serves as Audit Committee Chair.

Michael Cress, age 62, currently serves as Chairman and Managing Partner of MD Cress Ventures, a national firm that owns, operates and advises companies within the healthcare sector.  Mr. Cress also serves as Chairman of Rainier Healthcare. Prior to MD Cress Ventures, he served as the President and CEO of the Cornerstone Healthcare Group which owns and manages hospitals throughout the country.  Mr. Cress also served as Vice President of Business Development for Kindred Healthcare, a publicly traded healthcare company that owns and operates hospitals, nursing homes, rehabilitation, pharmacy and other segments of the healthcare continuum. He served as the CEO of Vencor Hospital of San Diego and was also an Adjunct Professor for the Masters of Healthcare Administration program at the University of Kansas. Mr. Cress currently serves on several not-for-profit boards including Rachel’s Challenge and is a co-founder and board member for The Neighborhood as well as serving on the boards or advisory boards of several companies, including the Austin Healthcare Council, Linley Capital, Rainier Hospice and Sleep Research.

Mr. Cress is qualified to serve on our Board of Directors because of his extensive experience in the medical industry and brings not only board experience but also merger and acquisition and strategic planning experience to our Board of Directors.

Joshua R. Disbrow, age 45, has been in the life sciences industry for over twenty-three years across pharmaceuticals, diagnostics, and medical devices. Currently, Mr. Disbrow serves as the Chairman and Chief Executive Officer of Aytu BioScience, Inc. (“Aytu” Nasdaq: AYTU), a commercial-stage specialty pharmaceutical company focused on commercializing novel products that address significant patient needs. Prior to forming Aytu in April of 2015, starting in December of 2012 Mr. Disbrow was the Chief Operating Officer of Ampio Pharmaceuticals (“Ampio” NYSE MKT: AMPE) and led the Luoxis Diagnostics subsidiary (“Luoxis”). Luoxis was merged into Aytu in April 2015 following Luoxis’ development of the technology behind the company’s MiOXSYS in vitro diagnostic platform. Prior to joining Ampio in 2012, he served as Vice President of Commercial Operations at Arbor Pharmaceuticals (“Arbor”). Mr. Disbrow has served as Aytu’s Chairman of the Board since 2016. Mr. Disbrow is an executive/non-independent director and serves on no committees for Aytu.

Mr. Disbrow began as Arbor’s second employee and oversaw the commercialization of the company’s first product, scaling the commercial organization to over 150 people across sales, marketing, payer markets, distribution, and national accounts. In less than four years, Arbor grew from a company without any product revenues to a company with net sales of $127 million. Prior to joining Arbor, he was the Director of Marketing at LipoScience (Nasdaq: LPDX), a cardiovascular in vitro diagnostic company. Mr. Disbrow also served in sales management at Cyberonics (Now LivaNova plc, Nasdaq: LIVN), a medical device company then commercializing implantable neuromodulation devices. He started his career at Glaxo Wellcome (now GlaxoSmithKline plc), holding positions in both sales and marketing. He has a Master of Business Administration from Wake Forest University and Bachelor of Science in Management from North Carolina State University

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Mr. Disbrow is qualified to serve as a director of our company because of his extensive experience in the pharmaceutical industry and as the Chief Executive Officer of a NASDAQ listed company.

Family Relationships

There are no family relationships among our executive officers and directors.

Involvement in Certain Legal Proceedings

During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

●	the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

●	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;

●	the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Vote Required

The nominees for director who receive a majority of the votes FOR election will be elected as director. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

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Information about the Board of Directors and Committees

Independence of Directors

Our Board is currently comprised of four members, three non-employee directors (Messrs. Michaels, Cress and Disbrow) and Mr. Sandgaard, our Chairman, President and CEO.

The Board has unanimously determined that each of our three non-employee directors are “independent,” as such term is defined in the Nasdaq Stock Market Rules (“Stock Market Rules”).

The definition of “independent director” included in the Stock Market Rules includes a series of objective tests, such as that the director is not an employee of the Company, has not engaged in various types of specified business dealings with the Company, and does not have an affiliation with an organization that has had specified business dealings with the Company. Consistent with the Company’s corporate governance principles, the Board’s determination of independence is made in accordance with the Stock Market Rules, as the Board has not adopted supplemental independence standards. As required by the Stock Market Rules, the Board also has made a subjective determination with respect to each director that such director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company), even if the director otherwise satisfies the objective independence tests included in the definition of an “independent director” included in the Stock Market Rules.

To facilitate this determination, annually each director completes a questionnaire that provides information about relationships that might affect the determination of independence. Management provides the Nominating and Governance Committee and our Board with relevant facts and circumstances of any relationship bearing on the independence of a director or nominee that is outside the categories permitted under the director independence guidelines.

Board Leadership Structure

Our Board believes it is important to retain flexibility in allocating the responsibilities of the CEO and Chairman of the Board in any way that is in the best interests of our Company based on the circumstances existing at a particular point in time. Accordingly, we do not have a strict policy on whether these roles should be served independently or jointly. Currently, we have a Chairman of the Board with Mr. Sandgaard serving in that role as well as the role of CEO.

We do not have a separate Lead Independent Director.

Controlled Company Status

Through March 2020, because of the beneficial ownership of a majority of shares of our common stock by our Chairman, President and CEO, Thomas Sandgaard, we were a “controlled company” within the meaning of the Stock Market Rules. Therefore, we were not required to have a compensation committee or an independent nominating function. Commencing March 2020, Mr. Sandgaard no longer holds a majority of our shares of common stock and our Board formed a Compensation Committee comprised of Messrs. Michaels, Cress and Disbrow and a Nominating and Governance Committee comprised of Messrs. Michaels, Cress and Disbrow.

The Board’s Role in Risk Oversight

The Board as a whole actively oversees management of the Company’s risks and looks to its audit committee, as well as senior management, to support the Board’s oversight role. The Company’s Audit Committee assists with oversight of financial risks. The full Board regularly receives information through committee reports and from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, technical and strategic risks.

Meetings and Committees of the Board of Directors

Our business, property and affairs are managed under the direction of our Board of Directors. Our Board of Directors provides management oversight, helps guide the Company on strategic planning and approves the Company’s operating budgets. Our independent directors meet regularly in executive sessions. Members of our Board are kept informed of our business through discussions with our Chief Executive Officer and other officers and employees, by reviewing materials provided to them, by visiting our offices and by participating in meetings of the Board and its committees.

Our Board holds regularly scheduled quarterly meetings. In addition to the quarterly meetings, typically there is at least one other regularly scheduled meeting and other communication each year. Our Board met formally five times in fiscal year 2019, each director attended at least 75% of all Board meetings held during such director’s tenure on the Board. Our audit committee met four times during fiscal year 2019, with each member attending at least 75% of the committee meetings.

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Board Committees

Our Board has established an Audit Committee, Compensation Committee and Nominating and Governance Committee.

Each of the above-referenced committees operates pursuant to a formal written charter. The charters for these committees, which have been adopted by our Board, contain a detailed description of the respective committee’s duties and responsibilities and are available on our website at www.zynex.com under the “Investor Relations—Corporate Governance” tab.

Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of the Audit Committee, Compensation Committee and Nominating and Governance Committee meet the independence requirements under the NASDAQ’s current listing standards and each member is free of any relationship that would interfere with his individual exercise of independent judgment.

The Audit Committee

The Audit Committee assists the Board of Directors in its oversight of the integrity of the Company’s accounting, auditing, and reporting practices. The Audit Committee’s responsibilities include: (1) to select and retain the Company's independent auditors, (2) to approve all audit, ands permitted non-audit and tax services that may be provided by the independent auditors, and establish policies and procedures for pre-approval of permitted services by the Company's independent auditors or other registered public accounting firms on an on-going basis (3) to review and discuss with the Company's independent auditors and management the Company's annual audited financial statements (including the related notes), (4) to recommend to the Board that the audited financial statements and the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section be included in the Company's Form 10-K and whether the Form 10-K should be filed with the SEC; and to produce the audit committee report required to be included in the Company's proxy statement, (5) to review and discuss with the Company's independent auditors and management the Company's quarterly financial statements and the disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations" section to be included in the Company's quarterly report on Form 10-Q before the Form 10-Q is filed; and to review and discuss the Form 10-Q for filing with the SEC, (6) to review and discuss with management and the Company's independent auditors, the Company's earnings press releases, and (7) to establish and oversee the Company's anonymous complaint policy contained within the Company's Code of Business Conduct and Ethics regarding the confidential, anonymous submission by employees of reports regarding questionable accounting practices, internal accounting controls or auditing matters and the investigation, disposition and retention of such reports.

The Audit Committee is comprised of three directors appointed by the Board of Directors. Each of the committee members who served during 2019, Messrs. Michaels, Cress and Disbrow, satisfied the independence and financial management expertise requirements of NASDAQ’s Audit Committee Policy.

The Board of Directors has determined that Mr. Michaels is an "audit committee financial expert" within the meaning of Section 407 of the Sarbanes-Oxley Act of 2002 and Item 407(d)(5) of Regulation S-K.  For a description of Mr. Michael’s relevant experience, please see his biographical information contained in Proposal 1 of this proxy statement.

REPORT OF THE AUDIT COMMITTEE

Review of Fiscal Year 2019 Consolidated Financial Statements

In connection with its review of our Fiscal Year 2019 Consolidated Financial Statements, the Audit Committee has:

(1)	reviewed and discussed the audited consolidated financial statements with management;

(2)	discussed with Plante & Moran PLLC, our independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees; and

(3)	received from Plante & Moran PLLC, the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board and discussed with Plante & Moran PLLC their independence.

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Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for fiscal year ended December 31, 2019 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS:

Barry D. Michaels, Chairman

Michael Cress

Joshua R. Disbrow

The material in this report is not deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

The Compensation Committee

Upon ceasing to be a “controlled company”, effective March 30, 2020, our Board formed a Compensation Committee comprised of members who are “Non-Employee Directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and “outside directors” within the meaning of Section 162(m) of the Code. They are also “independent” directors within the meaning of Nasdaq Rule 5605(b)(1). The Compensation Committee’s responsibilities include: (1) to review and approve all corporate goals and objectives applicable to the compensation of the CEO, evaluate annually the CEO’s performance in light of those goals and determine and approve the CEO’s compensation level based on its evaluation, (2) to review and approve compensation of all other executive officers, (3) to review, approve incentive compensation and equity based plans and administer the Company’s incentive compensation and equity based plans, (4) to review and discuss with management the Company’s compensation discussion and analysis and recommend inclusion in the Company’s annual report and proxy statement, (5) toreview and approve any employment agreements, severance agreements or plans for the CEO and other executive officers, (6) to determine stock ownership guidelines for the CEO or other executive officers and monitor compliance with such guidelines, (7) to review and recommend to the Board for approval the frequency with which the Company will conduct Say-on-Pay Votes and review and approve the proposals regarding the Say-on-Pay Vote and the frequency of the Say-on-Pay Vote to be included in the Company's proxy statement, and (8) to review all director compensation and benefits.

Mr. Cress serves as Chairman of the Compensation Committee and is joined by Messrs. Michaels and Disbrow.

The Nominating and Governance Committee

Upon ceasing to be a “controlled company”, effective March 30, 2020, our Board formed a Nominating and Governance Committee. The committee is required to be comprised of entirely “independent” directors within the meaning of Nasdaq Rule 5605(b)(1). The responsibilities of the Nominating and Governance Committee include: (1) to determine the qualifications, skills and other expertise required to be a director of the Company and recommend to the Board for approval, a set of criteria to be considered in selecting nominees for directors (2) to identify and recommend candidates for nomination as members of the Board of Directors and its committees, (3) to develop and recommend to the Board a set of corporate governance guidelines, (4) to develop and recommend to the Board for approval a set of corporate governance guidelines applicable to the Company and to review these principals annually , (5) to oversee the Company’s corporate governance practices and procedures, (6) to develop a process for annual evaluations of the Board and its committees, (7) to review the Board’s committee structure and composition, (8) to identify, and make recommendations regarding the selection of candidates to fill any vacancy on the Board, (9) to develop and recommend to the Board for approval standards for determining whether a director has a relationship with the Company that would impair its independence, (10) to review and discuss with management disclosure of the Company's corporate governance practices, including information regarding the operations of the Committee and other Board committees, director independence and the director nominations process, (11) to monitor compliance with the Company’s Code of Business Conduct, and (12) to develop and recommend to the Board for approval a CEO succession plan.

Mr. Disbrow currently serves as the Chairman of the Nominating and Governance Committee and is joined on the committee by Messrs. Michaels and Cress.

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The Chair and members of each committee of the Board are summarized in the table below:

Name	Audit Committee	Compensation Committee	Nominating and Governance Committee
Barry D. Michaels – (Independent)	Chair	Member	Member
Michael Cress – (Independent)	Member	Chair	Member
Joshua R. Disbrow – (Independent)	Member	Member	Chair

Consideration of Director Nominees

We seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to the Company and its success. The Nominating and Governance Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each committee, taking into account both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria applied by the Nominating and Governance Committee. The Nominating and Governance Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating board composition and nominations; and they seek to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and the Company, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent stockholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Nominating and Governance Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.

The Nominating and Governance Committee will consider director candidates recommended by stockholders, and its process for considering such recommendations is no different than its process for screening and evaluating candidates suggested by directors, management of the Company, or third parties.

Information Regarding Stockholder Communication with the Board of Directors; Attendance of Board Members at the Annual Meeting

Stockholders may contact an individual director, the Board as a group, or a specified Board committee or group, at the following address:  Corporate Secretary, Zynex, Inc., 9555 Maroon Circle, Englewood, CO 80112, Attn:  Board of Directors. Our Secretary will process communications before forwarding them to the addressee. Directors generally will not be forwarded stockholder communications that are primarily commercial in nature, relate to improper or irrelevant topics, or request general information about the Company.

We do not require Board members to attend our Annual Meeting of Stockholders.

Statement on Corporate Governance

We regularly monitor developments in the area of corporate governance by reviewing federal laws affecting corporate governance, as well as rules adopted by the SEC and Nasdaq. In response to those developments, we review our processes and procedures and implement corporate governance practices which we believe are in the best interests of the Company and its stockholders. The Board has approved a set of corporate governance guidelines to promote the functioning of the Board and its Committees and to set forth a common set of expectations as to how the Board should perform its functions. Our Corporate Governance Guidelines are posted on the Company’s website under "Investors — Corporate Governance." On an annual basis, each director and executive officer is obligated to complete a Director and Officer Questionnaire which requires disclosure of any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, has a direct or indirect material interest.

The Board has adopted a written code of business conduct and ethics, applicable to each employee, including our Chief Executive Officer, Chief Operating Officer and Chief Financial Officer. The code also applies to our agents and representatives, sales representatives and consultants. The code of business conduct and ethics is posted on our website at www.zynex.com. If we make certain amendments to or waivers of our code of ethics, we intend to satisfy the SEC disclosure requirements by promptly posting the amendment or waiver on our website.

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Policies and Procedures for Approval of Related Party Transactions

We may encounter business arrangements or transactions with businesses and other organizations in which one of our directors or executive officers, significant stockholders or their immediate families is a participant and the amount exceeds $120,000. We refer to these transactions as related party transactions. Related party transactions have the potential to create actual or perceived conflicts of interest between Zynex its directors, officers and significant stockholders or their immediate family members.

PROPOSAL NO. 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Securities Exchange Act of 1934, as amended, we are requesting our stockholders to approve, on an advisory basis, the compensation of our named executive officers as described in the "Executive Compensation" section of this Proxy Statement. This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers.

Compensation Program and Philosophy

Our executive compensation program is designed to attract, reward, and retain key employees, including our named executive officers, who are vital to our success. We tie a portion of an executive’s compensation to the attainment of financial performance measures that our Board believes are important to the business and will enhance stockholder value. As described more fully in the Compensation Discussion and Analysis, the mix of fixed and performance-based compensation and equity awards, as well as executives’ employment agreements, are all designed to attract and retain talented employees and create a close correlation between performance and compensation. Our Compensation Committee and Board believe that the compensation plans of our named executive officers fulfill this objective. We recommend that stockholders read the "Compensation Discussion and Analysis" of this Proxy Statement, which discusses in detail how our compensation policies implement our compensation philosophy and the related compensation tables which set forth the fiscal year 2019 compensation of our named executive officers.

Recommendation

For the above reasons, we are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by voting in favor of the following resolution:

"RESOLVED, that the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, related compensation tables, and the accompanying narrative disclosure, is hereby APPROVED."

Acknowledging that this say-on-pay vote is advisory and therefore will not be binding on the Company, our Compensation Committee and Board value the opinions of our stockholders. Accordingly, to the extent there is a significant majority vote regarding the compensation of our named executive officers, we expect to take into account the outcome of the vote when considering future executive compensation.

THE BOARD RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE

COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED

IN THIS PROXY STATEMENT.

PROPOSAL 3

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE

ON EXECUTIVE COMPENSATION

As required by Section 14A of the Securities Exchange Act of 1934, as amended, we also are asking our stockholders to provide their input with regard to the frequency of future stockholder advisory votes on our named executive officer compensation, such as the proposal contained in Proposal 2 above of this Proxy Statement. We are asking whether the advisory vote on executive compensation should occur every year, every two years or every three years.

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Our Board has determined that an advisory vote on executive compensation every three years is the most appropriate alternative for Zynex. Our Board believes that obtaining an advisory vote on executive compensation every three years will provide us with sufficient input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. Accordingly, our Board recommends that the advisory vote on executive compensation be held every three years. We understand that our stockholders may have different views as to what is the best approach for Zynex, and we look forward to hearing from our stockholders on this agenda item in this Proxy Statement.

You may cast your vote by choosing the option of one year, two years, three years, or abstain from voting in response to the resolutions set forth below:

"RESOLVED, that the option of once every year, every two years, or every three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold an advisory vote by stockholders to approve the compensation of the named executive officers, as disclosed in the Compensation Discussion and Analysis, related compensation tables, and the accompanying narrative disclosure."

Acknowledging that your vote is advisory and therefore will not be binding on the Company, the Board and the Compensation Committee value the opinions of our stockholders and will consider your vote. Nonetheless, the Board may decide that it is in the best interests of our stockholders and Zynex to hold an advisory vote on executive compensation more or less frequently than the option voted by our stockholders.

THE BOARD RECOMMENDS A VOTE FOR THE OPTION OF "EVERY THREE YEARS"

AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED AN

ADVISORY VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Plante & Moran, PLLC. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.

Representatives of Plante & Moran, PLLC., the Company’s auditors are expected to be present at the Annual Meeting telephonically, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders present at the meeting.

Stockholder ratification of the selection of Plante & Moran, PLLC. as the Company’s independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board is submitting the selection of Plante & Moran, PLLC to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Fees Billed by Independent Registered Public Accounting Firm

The following table sets forth information regarding fees for services rendered by Plante & Moran, PLLC related to the fiscal years ended December 31, 2019 and December 31, 2018:

Types of Fees	Fees for 2019	Fees for 2018
Audit Fees	$201,816	$183,119
Other Fees	$-	$-
Total Fees	$201,816	$183,119

Audit Fees were for professional services for the audit of the consolidated financial statements and other fees for services that only our independent registered public accounting firm can perform, such as the review of our interim consolidated financial statements included in our Form 10-Q and 10-Q/A filings, consents and assistance with and review of documents filed with the SEC.

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Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee has established a process for review and approval of fees and services of the independent registered public accounting firm. Requests to the Audit Committee for approval of fees and services for the independent registered public accounting firm are made in writing or via e-mail by our Chief Financial Officer. The request must be specific as to the particular services to be provided but may be either for specific services or a type of service for predictable or recurring services. The Chairman of the Audit Committee reviews the request and provides a response, in writing or via e-mail, to our Chief Financial Officer and approved requests are subsequently ratified by the Committee as a whole. All of the services provided by the independent registered public accounting firm in 2019 and 2018 were pre-approved by the Audit Committee.

Required Vote and Recommendation of Board of Directors

The ratification of Plante & Moran, PLLC as Zynex’ independent registered public accounting firm is a routine matter for brokers that hold their clients’ shares in "street name." The affirmative vote of a majority of the shares of our common stock, present or represented and voting at the annual meeting, will be required to ratify the appointment of Plante & Moran, PLLC as our independent registered public accounting firm. Abstentions will have no effect on the outcome of the vote with respect to this proposal. Because this is a routine proposal on which a broker or other nominee is generally empowered to vote, no broker non-votes will likely result from this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 4,

RATIFICATION OF PLANTE & MORAN, PLLC. AS THE COMPANY’S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

MANAGEMENT

Set forth below are the Company’s named executive officers:

		Director/Officer
Name	Age	Since	Position or Office
Thomas Sandgaard	61	1996	President, Chief Executive Officer and Chairman
Giuseppe Papandrea	47	2019	Chief Operating Officer
Daniel Moorhead	47	2017	Chief Financial Officer

Thomas Sandgaard. For biographical information on Mr. Sandgaard, please see Proposal No. 1, "Election of Directors."

Giuseppe Papandrea, 47 joined the Company in July 2019 as the Chief Operating Officer. Previously serving as Vice President Operations for Arrow Electronics (Nasdaq: ARW), the world’s largest distributor of electronic components and enterprise computing solutions, from December 2016 through June 2019.  Mr. Papandrea utilized his global background, breadth of organizational functional knowledge, and analogous vertical experience to help customers in Security, Healthcare and Medical, Technology and Media scale rapidly to meet emerging and demanding end market technology requirements. Prior to joining Arrow Electronics Mr. Papandrea worked for Orica Inc. (ASX: ORI) from January 2012 through June 2016 in various locations around the world including Australia, Singapore, Germany, the UK, Chile and the USA in a variety of senior leadership roles.  Initiating and driving M&A, integration, scale, and transformation across disparate geographic markets and industries including; Resources/Industrial, Energy, Technology, Transportation, and Retail. Mr. Papandrea is a CPA, who holds a Bachelor of Commerce, (minor in Accounting and Law) from the University of Western Sydney in Australia, and has earned corporate sponsorship to undertake executive leadership development programs through institutions such as INSEAD, the Mt. Eliza Business School, ENS International, and Korn Ferry, in addition, he is an active member and supporter of the Colorado Special Olympics movement.

Daniel Moorhead, age 47, joined the Company in June 2017 as the Chief Financial Officer and is responsible for all finance and accounting functions. Prior to joining Zynex, Mr. Moorhead was Chief Financial Officer of Evolving Systems, Inc. (Nasdaq: EVOL) from January 2016 until May 2017, after having served as Vice President of Finance & Administration from December 2011 through December 2015 and in other financial management roles from 2002-2005 and 2008-2011. Mr. Moorhead is a CPA and holds a B.B.A. in Accounting from the University of Northern Colorado.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Compensation Objectives and Practices

We designed our executive officer compensation program to attract, motivate and retain key executives who drive our success. We strive to have pay reflect our performance and align with the interests of long-term stockholders, which we achieve with compensation that:

•	Provides executives with competitive compensation that maintains a balance between cash and stock compensation, encouraging our executive officers to act as owners with an equity stake in our company;

•	Ties a significant portion of total compensation to achievement of the Company’s business goals such as quarterly and annual revenue, and Adjusted EBITDA targets;

•	Enhances retention by having equity compensation subject to multi-year vesting; and

•	Does not encourage unnecessary and excessive risk taking.

We evaluate both performance and compensation to ensure the Company maintains its ability to attract and retain superior employees in key positions and compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of other medical device companies our size.

Elements of Executive Compensation

Our compensation for senior executive officers generally consists of the following elements:  base salary; performance-based incentive compensation determined primarily by reference to objective financial operating criteria; long-term equity compensation in the form of stock options and restricted stock; and employee benefits that are generally available to all our employees.

Base Salary

The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year. It is our policy to set base salary levels taking into account a number of factors, such as annual revenue, the nature of the medical device business, the structure of other comparable companies’ compensation programs and the availability of compensation information. When setting base salary levels, in a manner consistent with the objectives outlined above, the Board considers our performance, the individual’s breadth of knowledge and performance and levels of responsibility. In determining salaries for 2019, we did not engage compensation consultants.

Mr. Sandgaard’s annual base salary for 2019 was $480,000. Mr. Papandrea’s annual base salary in 2019 was $235,000. Mr. Moorhead’s annual base salary in 2019 was $225,000

Quarterly and Annual Performance-Based Incentive Compensation

Our performance-based incentive compensation program is designed to compensate executives when financial performance goals are achieved. Executives have the opportunity to earn quarterly and annual cash compensation equal to a percentage of their base salary. In 2019, on an annual basis, the potential incentive compensation was $235,000 for Mr. Papandrea and $100,000 for Mr. Moorhead based on targets achieved. The company priorities did not have specific target levels associated with them for purposes of determining performance under the bonus plan, and our Board had full discretion to determine the level of bonus payout for each performance period. For 2019, Mr. Papandrea earned $90,375, due to his July 2019 start date and Mr. Moorhead earned $100,000 related to our performance-based incentive compensation program due to the continued strong growth in business performance and revenue growth.

Long-Term Incentive Compensation – Equity Compensation

Our executive officers are eligible for stock awards. We believe that stock awards give executives a significant, long-term interest in our success, help retain key executives in a competitive market, and align executive interests with stockholder interests and long-term performance of the Company. We have granted options as well as restricted stock under our 2017 Stock Incentive Plan and predecessor plans. Stock awards also provide each individual with an added incentive to manage the Company from the perspective of an owner with an equity stake in the business. Moreover, the long-term vesting schedule (which is generally four years for employees and three years for non-employee directors, although this may vary at the discretion of the Compensation Committee) encourages a long-term commitment to the Company by our executive officers and other participants. Each year the Compensation Committee reviews the number of shares owned by, or subject to options held by, each executive officer, and additional awards are considered based upon the executive’s past performance, as well as anticipated future performance, of the executive officer. The Compensation Committee continues to believe that equity compensation should be an important element of the Company’s compensation package.

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Typically, we have awarded stock options and restricted stock to executives upon joining the Company and thereafter grants may be at the discretion of the Board, a role that will be assumed by our compensation committee, on a going forward basis. Generally, options are priced at the closing price of the Company’s common stock on the date of each grant, or, in the case of new employees, such later date as the employee joins the Company. We also have granted restricted stock to members of the Board of Directors and executive officers from time to time.

We do not have a formal written policy relating to the timing of equity awards. We encourage, but we do not require, that our executive officers own stock in the Company.

Retirement and Other Benefits

All employees in the United States who are at least twenty-one years of age and who have worked for the Company for a period of 90 days are eligible to participate in our 401(k) plan.

Perquisites and Other Personal Benefits

We pay 100% of Messrs. Sandgaard, Papandrea and Moorhead’s health and dental insurance. In addition, two company vehicles were provided to Mr. Sandgaard.

Employment and Severance Agreements

On July 22, 2019, the Company entered into an employment agreement with Mr. Papandrea which generally provides that in the event the Company terminates his employment, other than for cause, death or disability, he will be paid severance. The amount of his severance is six months of base salary if terminated before the one-year anniversary of his hire date or nine months of severance if terminated on or subsequent to the one-year anniversary of his hire date. In exchange for severance, Mr. Papandrea is required to execute a full release of all employment claims with the Company and agree to not compete with us and to not solicit our employees for the period of time during which severance is paid. The employment agreement does not change the "at will" nature of Mr. Papandrea’s employment with the Company. Either the Company or the executive may terminate his employment at any time.

On June 5, 2017, the Company entered into an employment agreement with Mr. Moorhead which generally provides that in the event the Company terminates his employment, other than for cause, death or disability, he will be paid severance. The amount of his severance is twelve months of base salary if terminated on or subsequent to the one-year anniversary of his hire date. In exchange for severance, Mr. Moorhead is required to execute a full release of all employment claims with the Company and agree to not compete with us and to not solicit our employees for the period of time during which severance is paid. The employment agreement does not change the "at will" nature of Mr. Moorhead’s employment with the Company. Either the Company or the executive may terminate his employment at any time.

Information regarding potential payments and benefits under Mr. Papandrea’s and Mr. Moorhead’s employment agreements are provided under the heading "Compensation Agreements" on page 18.

Limitation on Deduction of Compensation Paid to Certain Executive Officers

Section 162(m) of the Internal Revenue Code, or Section 162(m) limits the Company deduction for federal income tax purposes to no more than $1 million of compensation paid to each of the named executive officers in a taxable year.

Compensation of Chief Executive Officer

Mr. Sandgaard’s annual base salary is $480,000 and he is eligible for additional cash and equity incentive compensation at the discretion of the Compensation Committee.

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SUMMARY COMPENSATION TABLE

The following table shows information concerning compensation of our named executive officers during the years ended December 31, 2019 and 2018:

Name and Principal Position	Year	Salary ($)	Option Awards ($) (4)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Thomas Sandgaard (1)	2019	480,000	3,487	-	43,045	(1)	526,532
President, Chief Executive Officer and Chairman	2018	480,000	5,370	567,561	32,544	(1)	1,085,476
Giuseppe Papandrea (2)
Chief Operating Officer	2019	85,564	1,715,142	90,375	10,809	(2)	1,901,890
Daniel Moorhead (3)	2019	224,167	374,924	100,000	28,691	(3)	727,782
Chief Financial Officer	2018	220,000	69,500	82,291	32,384	(3)	404,175

(1)	We pay 100% of Mr. Sandgaard’s health and dental insurance. In addition, two company vehicles were provided to Mr. Sandgaard in 2019 and 2018 at our expense.
(2)	Mr. Papandrea was hired as Chief Operating officer in July 2019 and has a base salary of $235,000. We pay 100% of Mr. Papandrea’s health and dental insurance.
(3)	Mr. Moorhead was hired as Chief Financial officer in June 2017. We pay 100% of Mr. Moorhead’s health and dental insurance.
(4)	The option awards represent the grant date fair value of stock options and restricted stock in accordance with Accounting Standards Codification (“ASC”) Topic 718. See Note 5 of the Consolidated Financial Statements for additional information.

All Other Compensation

Name	Year	Retirement Plan Matching Contributions ($)	Unused Paid Time Off ($)	Company Vehicle ($)	Cost of Healthcare ($)
Thomas Sandgaard (1)	2019	-	9,231	27,000	6,814
	2018	-	13,845	11,855	6,844
Giuseppe Papandrea	2019	1,453	3,317	-	6,039
Daniel Moorhead	2019	4,944	4,327	-	19,420
	2018	4,094	8,611	-	19,679

2019 Grants of Plan-Based Awards

The following table presents, for each of the named executive officers, information concerning each grant of an equity award made during the year ended December 31, 2019. This information supplements the information about these awards set forth in the 2019 Summary Compensation Table.

Name	Grant Date	All other stock awards; Number of shares of stock (#) (2)	All other option awards; number of securities underlying options (#) (3)	Exercise price of option awards ($/share)	Grant date fair value of stock and option awards ($)
Thomas Sandgaard	2/7/2019	-	1,000	$3.95	$3,487
Giuseppe Papandrea	7/22/2019	30,000	200,000	$7.87	$1,619,200
	10/22/2019	5,000	-	-	$47,050
	12/12/2019	-	6,500	$8.96	$48,892
Daniel Moorhead	1/14/2019	-	80,000	$3.01	$212,536
	3/5/2019	5,000	-	-	$24,988
	6/5/2019	5,000	-	-	$39,850
	9/5/2019	5,000	-	-	$47,550
	12/5/2019	5,000	-	-	$50,000

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(1)	The amounts in column (f) reflect the grant date fair value of restricted stock awards and stock options granted under the Company’s 2017 Stock Incentive Plan during fiscal year 2019, computed in accordance with FASB ASC Topic 718. For further information on these awards, see Note 5, "Share Based Compensation" of our consolidated financial statements included in Form 10-K for the year ended December 31, 2019, filed with the SEC on February 27, 2020.

(2)	The stock awards vest equally in annual installments over 4 years at 25% per year.

(3)	The options vest equally in annual installments over 4 years at 25% per year.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to unexercised stock options, stock that has not vested, and equity incentive plan awards held by our named executive officers at December 31, 2019.

		Option Awards				Stock Awards
Name	Grant Date (1)	Number of securities underlying unexercised options (#) exercisable (2)	Number of securities underlying unexercised options (#) unexercisable (2)	Option exercise price ($/share)	Option expiration date	Number of shares of stock that have not vested (#) (2)	Market value of shares of stock that have not vested ($)(3)
Thomas Sandgaard	10/31/2013	190,000	-	$0.22	10/31/2023	-	-
	12/14/2017	500	500	$2.76	12/14/2027	-	-
	8/7/2018	250	750	$2.63	8/7/2028	-	-
	11/6/2018	250	750	$3.44	11/6/2028	-	-
	2/7/2019	-	1,000	$3.95	2/7/2029	-	-
Giuseppe Papandrea (3)	7/22/2019	-	-	-	-	30,000	$236,100
	10/22/2019	-	-	-	-	5,000	$39,350
	7/22/2019	-	200,000	$7.87	7/22/2029	-	-
	12/12/2019	-	6,500	$8.96	12/12/2029	-	-
Daniel Moorhead (4)	6/5/2017	-	-	-	-	5,000	$39,350
	12/11/2017	-	-	-	-	2,500	$19,675
	3/5/2018	-	-	-	-	3,750	$29,513
	6/5/2018	-	-	-	-	3,750	$29,513
	9/5/2018	-	-	-	-	3,750	$29,513
	12/5/2018	-	-	-	-	3,750	$29,513
	3/5/2019	-	-	-	-	5,000	$39,350
	6/5/2019	-	-	-	-	5,000	$39,350
	9/5/2019	-	-	-	-	5,000	$39,350
	12/5/2019	-	-	-	-	5,000	$39,350
	6/5/2017	70,000	100,000	$0.40	6/5/2027	-	-
	9/5/2017	5,000	5,000	$1.39	9/5/2027	-	-
	12/11/2017	28,630	28,630	$2.51	12/11/2027	-	-
	1/14/2019	-	80,000	$3.01	1/14/2029	-	-

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(1)	All of the outstanding equity awards described in the footnotes below were granted under our 2005 Stock Plan or 2017 Stock Plan.
(2)	Options and restricted stock awards vest at a rate of 25% per year, commencing on the grant date.
(3)	Market value was calculated by multiplying the number of shares shown in the table (column f) by $7.87, which was the closing price per share on December 31, 2019, the last day of our fiscal year.

2019 Option Exercises and Stock Vested

The table below reflects options exercised by the named executive and vesting of restricted stock awards during fiscal year 2019.

	Option Awards (1)		Stock Awards (2)
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Thomas Sandgaard	203,571	2,235,209	-	-
Giuseppe Papandrea	-	-	-	-
Daniel Moorhead	30,000	217,100	8,750	$67,313

(1)	Represents the dollar amount realized upon exercise determined by the difference between the market price of the underlying securities at exercise and the exercise price of the options.

(2)	Represents the aggregate dollar amount realized by the named executive officer upon vesting of restricted stock, computed by multiplying the number of shares of stock by the market value of the underlying shares on the vesting dates.

Pension Benefits

The Company does not maintain any defined benefit retirement plans. The Company maintains a 401(k) plan.

COMPENSATION AGREEMENTS

General Overview

We have entered into employment agreements or offer letters with each of the named executive officers, except for Mr. Sandgaard. These agreements provide for at-will employment generally include the named executive officer's initial base salary, an indication of eligibility for an annual cash incentive award opportunity and an opportunity for quarterly and annual equity grants. In addition, each of our named executive officers has executed a form of our standard confidential information and invention assignment agreement.

Thomas Sandgaard

Mr. Sandgaard does not have an employment agreement with the Company. Mr. Sandgaard had an annual base salary as of December 31, 2019 of $480,000. He is eligible for additional cash and equity incentive compensation at the discretion of the Compensation Committee.

Giuseppe Papandrea

We entered into an employment agreement with Mr. Papandrea, our COO, in July 2019. The employment agreement has no specific term and constitutes at-will employment. Mr. Papandrea's annual base salary as of December 31, 2019 was $235,000 and he is eligible to receive up to 100% of his base salary in cash and up to 50,000 options under our bonus plan. He is also granted 5,000 shares of restricted stock per quarter. All equity grants vest over four years.

The employment agreement also includes severance payments in the event the Company terminates his employment, other than for cause, death or disability. The amount of his severance is described below under the heading "Payments Made Upon Termination." In exchange for severance, Mr. Papandrea is required to execute a full release of all employment claims with the Company and agree to not compete with us and to not solicit our employees for the period of time during which severance is paid. The employment agreement does not change the "at will" nature of Mr. Papandrea’s employment with the Company. Either the Company or the executive may terminate his employment at any time.

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Daniel Moorhead

We entered into an employment agreement with Mr. Moorhead, our CFO, in June 2017. The employment agreement has no specific term and constitutes at-will employment. Mr. Moorhead's annual base salary as of December 31, 2019 was $225,000 and he is eligible to receive up to $100,000 in cash and up to 50,000 restricted shares under our bonus plan. He is also granted 5,000 shares of restricted stock per quarter. All equity grants vest over four years.

The employment agreement also includes severance payments in the event the Company terminates his employment, other than for cause, death or disability. The amount of his severance is described below under the heading "Payments Made Upon Termination." In exchange for severance, Mr. Moorhead is required to execute a full release of all employment claims with the Company and agree to not compete with us and to not solicit our employees for the period of time during which severance is paid. The employment agreement does not change the "at will" nature of Mr. Moorhead’s employment with the Company. Either the Company or the executive may terminate his employment at any time.

Payments Made Upon Termination

Regardless of the manner in which a named executive officer’s employment terminates, and irrespective of whether the executive has entered into an employment agreement, the executive is entitled to receive amounts earned during his term of employment. Such amounts include:

•	non-equity incentive compensation earned through the date of separation. Quarterly and annual incentive compensation payments are pro-rated to the date of separation;

•	vested stock options, which must be exercised within three (3) months of the date of separation;

•	continuation of benefits under the Company’s health insurance plan as provided by law, with the Company continuing its contributions to the premiums during the severance period;

•	stock vested on the date of separation pursuant to restricted stock awards; and

•	salary through the date of separation.

Involuntary Not-for-Cause Termination

If the executive’s employment is terminated for reasons other than cause, or the executive resigns for "Good Reason," and he has entered into an employment agreement he will receive severance pay.

In the case of Mr. Papandrea, he will receive severance pay equal to six months of base pay if the termination occurs prior to the one-year anniversary date of the executive’s start date or nine months of base pay if the termination is subsequent to the one-year anniversary of the executive’s start date plus the earned portion of his incentive compensation.

In the case of Mr. Moorhead, he will receive severance pay equal to 12 months of base pay plus the earned portion of his incentive compensation and 100% of the incentive compensation target for the calendar year in which the termination occurs.

"Good Reason" is defined in the employment agreement, but generally is a material diminution in title, status, authority, duties or responsibilities; a requirement to relocate more than an agreed number of miles away from the Company’s current location or such executive principal office; a reduction in compensation of 5% or more; or a failure by the Company to pay compensation when due.

Voluntary Termination or Retirement

Except for amounts described under "Payments Made Upon Termination," the Company does not have an agreement nor is it a practice to pay a named executive officer on voluntary termination or retirement.

Disability or Death

In the event of the disability or death of the executive, the executive will receive benefits under the Company’s disability benefits or payments under the Company’s life insurance benefits, as applicable.

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Thomas Sandgaard

Mr. Sandgaard does not have an employment agreement. Upon termination of his employment he will be entitled to receive only the amount of compensation that is earned through his date of termination, as set forth above under "Payments Made upon Termination."

The tables below reflect the potential amount of compensation for each of the named executive officers in the event of termination of such executive’s employment. The amount of compensation payable to each named executive officer upon voluntary termination, involuntary not-for-cause termination, retirement and disability or death of the executive is shown below. The amounts shown assume that such termination was effective as of December 31, 2019 and thus include amounts earned through such time and are estimates of the amounts which would be paid to the executives upon their termination. The actual payments to Mr. Papandrea or Mr. Moorhead may be more or less than the amounts described below. In addition, the Company may enter into new arrangements or modify these arrangements from time to time

Giuseppe Papandrea, Chief Operating Officer

Executive Benefits and Payments Upon Separation	Involuntary Not-for-Cause Termination (prior to July 22, 2020)	Involuntary Not-for-Cause Termination (on or subsequent to July 22, 2020)

Cash Compensation
Base Salary	$117,500	$176,250

Benefits
Health and Welfare Benefits	10,960	16,441
Total	$128,460	$192,691

Daniel Moorhead, Chief Financial Officer

Executive Benefits and Payments Upon Separation	Involuntary Not-for-Cause Termination

Cash Compensation
Base Salary	$225,000
Incentive Compensation	100,000

Benefits
Health and Welfare Benefits	21,921
Total	$346,921

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EQUITY COMPENSATION PLAN INFORMATION

The following table contains summary information as of December 31, 2019 concerning the Company’s 2005 Stock Option Plan and 2017 Stock Incentive Plan. All of the Plans were approved by the stockholders.

Equity Compensation Plans Approved by Security Holders	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plan
2005 Stock Option Plan	695,833	0.407	0	(1)
2017 Stock Incentive Plan	1,189,509	3.619	3,672,240	(2)

(1)	As of December 31, 2014, the 2005 Stock Option Plan had expired.

DIRECTOR COMPENSATION

The 2019 compensation plan for non-employee members of the Board of Directors and the committees of the Board is described in the table below.

	Annual retainer (payable in quarterly increments)	Additional annual cash compensation for non-employee Chairperson
Board of Directors	$40,000	$-
Audit Committee	$-	$10,000
Compensation Committee (1)	$-	$-
Nominating and Governance Committee (1)	$-	$-

(1)	Prior to March 2020, we did not have a Compensation and Nominating and Governance Committee because we were a “controlled company” within the meaning of Nasdaq corporate governance standards

Upon joining our Board of Directors, each non-employee director receives aggregate restricted stock grant of 20,000 shares of our common stock. These shares vest quarterly over three years.

We do not provide any deferred compensation, health or other personal benefits to our directors. We reimburse each director for reasonable out-of-pocket expenses incurred to attend Board and Committee meetings.

Director Compensation Table

The following table provides the total compensation for each person who served as a non-employee member of our Board of Directors during fiscal year 2019, including all compensation awarded to, earned by or paid to each person who served as a non-employee director for some portion or all of fiscal year 2019:

Name	Fees earned or paid in cash($)	Stock awards($)	Option awards($)	Non-equity incentive plan compensation($)	Nonqualified deferred compensation earnings($)	All other compensation($)	Total($)
Barry D. Michaels	50,000	-	-	-	-	-	50,000
Michael Cress	40,000	-	-	-	-	-	40,000
Joshua R. Disbrow	40,000	-	-	-	-	-	40,000

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock as of March 23, 2020 by:  (i) each director and nominee for director; (ii) each executive officer named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent (5%) of its common stock. The address for each of our officers and directors is c/o Zynex, Inc. 9555 Maroon Circle, Englewood, CO 80112.

This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on shares of common stock outstanding on March 23, 2020, adjusted as required by rules promulgated by the SEC.

	Shares of Common Stock Beneficially Owned (1)
Name and Address of Beneficial Owner	Number of Shares	Percentage Ownership

Thomas Sandgaard (2)	16,606,535	50.05%
Daniel Moorhead (3)	118,005	*%
Giuseppe Papandrea	-	*%
Barry D. Michaels (4)	15,000	*%
Michael Cress (4)	15,000	*%
Joshua R. Disbrow	13,334	*%
All current executive officers and directors as a group (6 persons)	16,767,874	50.54%

*	Less than one percent (1.0%).

(1)	Percentage of common stock beneficially owned is based on 33,176,832 shares of common stock outstanding on March 23, 2020.

(2)	Includes 191,250 stock options which are exercisable within 60 days of March 23, 2020 and 25,000 restricted shares which vest within 60 days of March 23, 2020

(3)	Includes 73,630 stock options which are exercisable within 60 days of March 23, 2020 and 3,125 shares of restricted stock which vest within 60 days of March 23, 2020

(4)	Includes 1,666 shares of restricted stock which vest within 60 days of March 23, 2020

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

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To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2019, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

The Audit Committee has responsibility for reviewing and, if appropriate, for approving any related party transactions that would be required to be disclosed pursuant to applicable SEC rules.

There were no transactions  since the beginning of the Company's last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

Director Independence

Barry D. Michaels, Michael Cress, and Joshua R. Disbrow are each “independent” within the meaning of Nasdaq Rule 5605(b)(1).

FORWARD LOOKING STATEMENTS

We caution you that certain information in this proxy statement may contain, in addition to historical information, "forward- looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based upon management’s beliefs, as well as on assumptions made by management. These forward-looking statements involve known and unknown risks, uncertainties and other factors that cause our actual results, performance or achievements to be materially different from what we say or imply with such forward-looking statements. When we use the words "may," "will," "expects," "intends," "estimates," "anticipates," "believes," "plans," "seeks" or "continues," or similar expressions, we intend to identify forward-looking statements. You should be aware that the telecommunications industry is changing rapidly, and, therefore, the forward-looking statements and statements of expectations, plans and intent are subject to a greater degree of risk than similar statements regarding certain other industries.

Although we believe that our expectations with respect to the forward-looking statements are based upon reasonable assumptions, we cannot assure you that our actual results, performance or achievements will meet these expectations. Other than as may be required by applicable law, we undertake no obligation to release publicly the results of any revisions to these forward-looking statements.

WHERE YOU CAN FIND MORE INFORMATION ABOUT ZYNEX

As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s Internet site that contains reports, proxy information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, may be accessed free of charge through our website, as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. Also, our Code of Business Conduct and Corporate Governance Guidelines, as well as the Charters for our Audit, Compensation and Nominating and Governance Committees are available on our website and amendments to, or waivers of, the Code of Business Conduct will be disclosed on our website. The address of our website is www.zynexcom; however, the information found on our website is not part of this proxy statement.

Our common stock is traded on the Nasdaq Capital Market under the symbol ZYXI.

This proxy statement has been preceded by the Annual Report for fiscal year ended December 31, 2019. Stockholders are referred to such report for financial and other information about the activities of the Company.

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Our transfer agent is Colonial Stock Transfer Company, Inc. Their address is 66 Exchange Place, 1st Floor, Salt Lake City, UT 84111.

You may request copies of documents we have filed with the SEC, as well as copies of documents that appear on our website, from us, without charge, upon written or oral request to:

Zynex, Inc.

9555 Maroon Circle

Englewood, CO 80112

Attn: Daniel Moorhead, Chief Financial Officer

Tel: (866) 940-7030

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

If any stockholder intends to present a proposal to be considered for inclusion in the Company’s proxy materials in connection with the 2021 Annual Meeting of Stockholders, the proposal must be in proper form (per SEC Regulation 14A, Rule 14a-8 – Stockholder Proposals) and received by the Secretary of the Company on or before December 3, 2020. A stockholder proposal or nomination for director for consideration at the 2021 annual meeting but not included in the proxy statement and proxy must be received by the Secretary of Zynex no earlier than November 3, 2020 and no later than December 3, 2020. The submission of a stockholder proposal does not guarantee that it will be presented at the annual meeting. Stockholders interested in submitting a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable federal securities laws and Zynex’ bylaws, as applicable.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Thomas Sandgaard Chairman, President and Chief Executive Officer

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Voting Instructions You can vote by Internet or Telephone! Instead of mailing your proxy, you may choose one of the three voting options outlined below. VOTE BY INTERNET – www.colonialstock.com/zynex2020 . You can view the Zynex, INC Annual Report and Proxy Statement and submit your vote online at the website listed above up until 7:00 ET on 5/19/2020. You will need the control number at the left in order to do so.. Follow the instructions on the secure website to complete your vote. . You may vote by phone until 7:00 ET on 5/19/2020.. Please have your notice and proxy card in hand when you call. VOTE BY PHONE – 877-285-8605 VOTE BY MAIL • If you have not voted via the internet OR telephone, mark, sign and return your proxy ballot in the postage-paid envelope provided.• Votes by mail must be received by 5/19/2020. ZYNEX, INC. 9555 MAROON CIRCLE, ENGLEWOOD, CO 80112<Shareholder Name><Shareholder Address1> <Shareholder Address2> <Shareholder Address3>Control #: 0000 0000 0000 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED. The undersigned hereby appoints Thomas Sangaard and Daniel Moorhead, and each or either of them, proxies for the undersigned, with full power of substitution, to vote all shares of common stock, $0.001 par value per share ("Shares") of Zynex, Inc. (the "Company") which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at 9555 Maroon Circle, Englewood, CO 80112 on May 20, 2020, at 9:00 a.m., Colorado time, and directs that the Shares represented by this Proxy shall be voted as indicated below:For Withhold For All To withhold authority to vote for any All All Except any individual nominee(s), mark “For All Except” and write the number(s of the nominee(s) on the line below. . . .1. Election of Directors Nominees :1) Thomas Sangaard 2) Barry D. Michaels 3) Michael Cress 4) Joshua R. Disbrow For Against Abstain . . .1 year 2 years 3 years Abstain . . . .For Against Abstain . . .2. Advisory vote on the compensation of our named executive officers (Say-on-Pay) 3. Advisory vote on the frequency of the vote on the compensation of our named executive officers, to be held every year, every two years or every three years (Say-on-Pay Frequency);4. To ratify the selection of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2020. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof. The board of directors recommends a vote FOR all the nominees for director in Proposal 1, FOR Proposals 2 and 4 and FOR 3 years for Proposal 3. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR proposals 1, 2 and 4 and FOR 3 years for Proposal 3.. .Please indicate if you plan to attend this meeting. Yes No Sign exactly as name appears hereon. For joint accounts, all co-owners should sign. Executors, administrators, custodians, trustees, etc. should so indicate when signing. Signature Date Signature (Joint Owners) Date

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